SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: August 18, 2006
                        (Date of earliest event reported)

                              DIRECT INSITE CORP.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                    0-20660                   11-2895590
        --------                    -------                   ----------
(State or other Jurisdiction   (Commission File             (IRS Employer
    of Incorporation)               Number)               Identification Number)




     80 Orville Drive, Bohemia, NY                              11716
     -----------------------------                              -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (631) 873-2900


              ____________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On August 18, 2006 the Board of Directors appointed Matthew E. Oakes as the Company's Chief Operating Officer. Mr. Oakes previously served as the Company's Executive Vice President of Client Services. He joined Direct Insite in 2002 as Director of Business Operations, Quality Assurance, Contracts and Administration. Prior to his joining the Company, Mr. Oakes served three years as the Operations Officer for Direct Media Networks a New York based e-commerce and technology company. He held executive positions in Westinghouse Communities Inc. including "Managing Director of Operations" for the Pelican Bay Community in Naples, Florida. Mr. Oakes received a JD degree from Nova Southeastern University and holds an MBA in finance. He is a 1993 graduate with a Bachelors Degree in Business from Cornell University.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DIRECT INSITE CORP.


                                By: /s/ Michael J. Beecher
                                        Michael J. Beecher
                                        Chief Financial Officer

Dated:  August 23, 2006





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